Exhibit (q.1)

POWER OF ATTORNEY WITH

RESPECT TO iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.

Know all persons by these presents that Robert S. Kapito, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Dominik Rohe, Trent W. Walker, Marisa Rolland, Margery K. Neale, Benjamin J. Haskin, Shannon Ghia and Rachel Aguirre as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective March 30, 2023

/s/ Robert S. Kapito

Name: Robert S. Kapito

POWER OF ATTORNEY WITH

RESPECT TO iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.

Know all persons by these presents that Salim Ramji, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Dominik Rohe, Trent W. Walker, Marisa Rolland, Margery K. Neale, Benjamin J. Haskin, Shannon Ghia and Rachel Aguirre as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective March 30, 2023

/s/ Salim Ramji

Name: Salim Ramji

POWER OF ATTORNEY WITH

RESPECT TO iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.

Know all persons by these presents that John E. Kerrigan, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Dominik Rohe, Trent W. Walker, Marisa Rolland, Margery K. Neale, Benjamin J. Haskin, Shannon Ghia and Rachel Aguirre as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective March 30, 2023

/s/ John E. Kerrigan

Name: John E. Kerrigan

POWER OF ATTORNEY WITH

RESPECT TO iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.

Know all persons by these presents that John E. Martinez, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Dominik Rohe, Trent W. Walker, Marisa Rolland, Margery K. Neale, Benjamin J. Haskin, Shannon Ghia and Rachel Aguirre as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective March 30, 2023

/s/ John E. Martinez

Name: John E. Martinez

POWER OF ATTORNEY WITH

RESPECT TO iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.

Know all persons by these presents that Cecilia H. Herbert, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Dominik Rohe, Trent W. Walker, Marisa Rolland, Margery K. Neale, Benjamin J. Haskin, Shannon Ghia and Rachel Aguirre as her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which she is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective March 30, 2023

/s/ Cecilia H. Herbert

Name: Cecilia H. Herbert

POWER OF ATTORNEY WITH

RESPECT TO iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.

Know all persons by these presents that Drew E. Lawton, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Dominik Rohe, Trent W. Walker, Marisa Rolland, Margery K. Neale, Benjamin J. Haskin, Shannon Ghia and Rachel Aguirre as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective March 30, 2023

/s/ Drew E. Lawton

Name: Drew E. Lawton

POWER OF ATTORNEY WITH

RESPECT TO iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.

Know all persons by these presents that Richard L. Fagnani, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Dominik Rohe, Trent W. Walker, Marisa Rolland, Margery K. Neale, Benjamin J. Haskin, Shannon Ghia and Rachel Aguirre as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective March 30, 2023

/s/ Richard L. Fagnani

Name: Richard L. Fagnani

POWER OF ATTORNEY WITH

RESPECT TO iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.

Know all persons by these presents that Madhav V. Rajan, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a ‘Trust”) and a Director of iShares, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Dominik Rohe, Trent W. Walker, Marisa Rolland, Margery K. Neale, Benjamin J. Haskin, Shannon Ghia and Rachel Aguirre as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective March 30, 2023

/s/ Madhav V. Rajan

Name: Madhav V. Rajan

POWER OF ATTORNEY WITH

RESPECT TO iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.

Know all persons by these presents that Jane D. Carlin, a Trustee of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and a Director of iShares, Inc. (each, a “Company/ and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Dominik Rohe, Trent W. Walker, Marisa Rolland, Margery K. Neale, Benjamin J. Haskin, Shannon Ghia and Rachel Aguirre as her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N- 14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which she is now or is on the date of such filing a Trustee of the Trust or Director of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective March 30, 2023

/s/ Jane D. Carlin

Name: Jane D. Carlin

POWER OF ATTORNEY WITH

RESPECT TO iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.

Know all persons by these presents that Dominik Rohe, President and Principal Executive Officer of iShares Trust and iShares U.S. ETF Trust (each, a “Trust”) and President and Principal Executive Officer of iShares, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Trent W. Walker, Marisa Rolland, Margery K. Neale, Benjamin J. Haskin, Shannon Ghia and Rachel Aguirre as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a President and Principal Executive Officer of the Trust or President and Principal Executive Officer of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective March 30, 2023

/s/ Dominik Rohe

Name: Dominik Rohe

POWER OF ATTORNEY WITH

RESPECT TO iSHARES TRUST,

iSHARES U.S. ETF TRUST,

iSHARES, INC.

Know all persons by these presents that Trent W. Walker is Treasurer and Chief Financial Officer of iShares Trust and iShares U.S. ETF Trust (each, a ‘Trust”) and Treasurer and Chief Financial Officer of iShares, Inc. (each, a “Company,” and together with the Trusts, the “Companies”), whose name and signature appears below, constitutes and appoints Dominik Rohe, Marisa Rolland, Lezlie Iannone and Bryan Bowers as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Companies of which he is now or is on the date of such filing a Treasurer and Chief Financial Officer of the Trust or of the Company, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Companies to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. Should any of those constituted and appointed as attorneys-in-fact hereby no longer be employed by their respective current employer, this Power of Attorney shall terminate and be void as to such attorney-in-fact.

Effective March 30, 2023

/s/ Trent W. Walker

Name: Trent W. Walker